SCHEDULE 14A
(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES

EXCHANGE ACT OF 1934

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☐ Preliminary Proxy Statement
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☑ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Section 240.14a-11c or Section 240.14a-12

LIBERTY SELF-STOR, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement)

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April 30, 2004

Dear Stockholder:

You are cordially invited to attend the 2004 Annual Meeting of Stockholders of Liberty Self-Stor, Inc., on Tuesday, June 15, 2004, starting at 9:00 a.m. local time at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114.

As more fully described in the attached Notice of Annual Meeting and the accompanying Proxy Statement, the principal business to be addressed at the meeting is the election of directors and ratification of the appointment of Grant Thornton LLP as our independent auditors for this year.

In addition, our management will report on our results and will be available to respond to your questions.

Your vote is important to us. Whether or not you plan to attend the annual meeting, please return the enclosed proxy card as soon as possible to ensure your representation at the meeting. You may choose to vote in person at the annual meeting even if you have returned a proxy card.

On behalf of the directors and management of Liberty Self-Stor, Inc., we would like to thank you for your support and confidence and look forward to seeing you at the meeting.

Sincerely,

Richard M. Osborne
Chairman of the Board and
Chief Executive Officer

LIBERTY SELF-STOR, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 15, 2004

To the Stockholders of Liberty Self-Stor, Inc.:

The Annual Meeting of the Stockholders of Liberty Self-Stor, Inc., a Maryland corporation, will be held on Tuesday, June 15, 2004, at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114, beginning at 9:00 a.m. local time, for the following purposes:

1.	To elect six directors to serve for a one year term until the next annual meeting or until their successors are duly elected and qualified;

2.	Ratification of the appointment of Grant Thornton LLP as our independent auditors; and

3.	To transact such other business as may properly come before the meeting or any adjournment thereof.

These items of business are more fully described in the Proxy Statement accompanying this Notice.

Only stockholders of record at the close of business on April 19, 2004, are entitled to vote at the annual meeting.

All stockholders are cordially invited to attend the meeting in person. However, to ensure your representation at the meeting, please sign and return the enclosed proxy card as promptly as possible in the postage prepaid envelope enclosed for your convenience. Any stockholder attending the meeting may vote in person even if he or she has returned a proxy card.

By Order of the Board of Directors,

Marc C. Krantz
Secretary

Proposal One Election of Directors
Proposal Two Ratification of Grant Thornton as Independent Public Auditors
BOARD OF DIRECTORS
AUDIT COMMITTEE REPORT
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION AND OTHER INFORMATION
PRINCIPAL STOCKHOLDERS
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
STOCKHOLDER PROPOSALS AND COMMUNICATIONS
OTHER MATTERS
ANNEX A
ANNEX B

LIBERTY SELF-STOR, INC.
PROXY STATEMENT

GENERAL INFORMATION

This Proxy Statement is furnished in connection with the solicitation of proxies by our Board of Directors to be used at the 2004 Annual Meeting of Stockholders to be held on Tuesday, June 15, 2004, and any postponements or adjournments of the meeting.

This Proxy Statement and the accompanying Chairman’s Letter, Notice and Proxy Card, together with our annual report on Form 10-KSB for the year ended December 31, 2004, are being sent to our stockholders beginning on or about April 30, 2004.

QUESTIONS and ANSWERS

Q:	When and where is the annual meeting?
A:	Our 2004 Annual Meeting of Stockholders will be held on Tuesday, June 15, 2004, at 9:00 a.m. local time, at the offices of Kohrman Jackson & Krantz P.L.L., 1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114.

Q:	What are stockholders voting on?
A:	• Election of six directors — Steven A. Calabrese, Richard T. Flenner, Mark D. Grossi, Marc C. Krantz, Richard M. Osborne and Thomas J. Smith, and

• Ratification of the appointment of Grant Thornton LLP as our independent auditors.

If a proposal other than the listed proposals are presented at the annual meeting, your signed proxy card gives authority to Thomas J. Smith and Marc C. Krantz to vote on any additional proposal.

Q:	Who is entitled to vote?
A:	Stockholders as of the close of business on April 19, 2004, the record date, are entitled to vote at the annual meeting. Each share of common stock is entitled to one vote.

Q:	How do stockholders vote?
A:	Sign and date each proxy card you receive and return it in the prepaid envelope. If you do not mark any selections, your proxy card will be voted in favor of the proposals. You have the right to revoke your proxy any time before the meeting by:

• notifying our Corporate Secretary,

• voting in person, or

• returning a later-dated proxy.

If you return your signed proxy card, but do not indicate your voting preferences, Thomas J. Smith and Marc C. Krantz will vote FOR the proposals on your behalf.

Q:	Who will count the vote?
A:	Representatives of Registrar and Transfer Company, our transfer agent, will tabulate the votes. Jeffery J. Heidnik and C. Jean Mihitsch will be responsible for reviewing the vote count as election inspectors.

Q:	What shares are included on the proxy card and what does it mean if a stockholder gets more than one proxy card?
A:	The number of shares printed on your proxy card(s) represents all your shares. Receipt of more than one proxy card means that your shares are registered differently and are in more than one account. Sign and return all proxy cards to ensure that all your shares are voted.

Q:	What constitutes a quorum?
A:	As of the record date, 3,082,669 shares of our common stock were outstanding. A majority of the outstanding shares, present or represented by proxy, constitutes a quorum for the transaction of adopting proposals at the annual meeting. If you submit a properly executed proxy card, you will be considered part of the quorum. If you are present or represented by a proxy at the annual meeting and you abstain, your abstention will have the same effect as a vote against such proposal. “Broker non-votes” will not be part of the voting power present, but will be counted to determine whether or not a quorum is present. A “broker non-vote” occurs when a broker holding stock in “street name” indicates on the proxy that it does not have discretionary authority to vote on a particular matter.

Q:	Who can attend the annual meeting?
A:	All stockholders as of the record date, April 19, 2004, can attend.

Q:	What percentage of stock do the directors and officers own?
A:	Together, they own approximately 76.5% of our common stock as of the record date. (See pages 13 and 14 of this proxy statement for more details.)

Q:	Who are the largest principal stockholders?
A:	• Richard M. Osborne, our Chairman of the Board and Chief Executive Officer, as the sole manager of Turkey Vulture Fund XIII, Ltd. and the sole stockholder of Retirement Management Company beneficially owns 7,355,164 shares of our common stock, or 72.5%, as of the record date. Mr. Osborne’s beneficial ownership includes limited partnership interests in our operating partnership that are convertible into 7,057,820 shares of our common stock.

• Steven A. Calabrese, a director, beneficially owns 290,265 shares of our common stock, or 9.4%, as of the record date.

Q:	When is a stockholder proposal due for the next annual meeting?
A:	In order to be considered for inclusion in next year’s proxy statement, stockholder proposals must be submitted in writing by December 31, 2004, to Marc C. Krantz, Secretary, Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060, and must be in accordance with the requirements of our Bylaws and the provisions of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended. (See page 17 of this proxy statement for more details.)

Q:	How does a stockholder communicate with the Board of Directors?
A:	Stockholders may send communications to our Board to C. Jean Mihitsch, Chief Financial Officer, Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060. (See page 17 of this proxy statement for more details.)

Q:	How does a stockholder nominate someone to be a director of Liberty Self-Stor, Inc.?
A:	Any stockholder may recommend any person as a nominee for director by writing to Marc C. Krantz, Secretary, Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060. Recommendations for next year’s annual meeting must be received no earlier than January 30, 2005, and no later than March 1, 2005, and must be in accordance with the requirements of our bylaws. (See page 10 of this proxy statement for more details.)

Q:	Who pays for the solicitation expenses?
A:	The expense of soliciting proxies, including the cost of preparing, printing and mailing the proxy materials, will be paid by us. In addition to solicitation of proxies by mail, solicitation may be made personally, by telephone and by facsimile, and we may pay persons holding shares for others their expenses for sending proxy materials to their principals. No solicitation will be made other than by our directors, officers and employees.

Proposal One
Election of Directors

At this annual meeting, six directors are to be elected to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified. Nominees for election this year are Steven A. Calabrese, Richard T. Flenner, Mark D. Grossi, Marc C. Krantz, Richard M. Osborne and Thomas J. Smith. Each has consented to serve until the next annual meeting or until his successor is duly elected and qualified. See page 6 for more information.

If any director to be elected is unable to stand for re-election, the Board may, by resolution, provide for a lesser number of directors or designate a substitute. In the latter event, shares represented by proxies may be voted for a substitute director. We need the affirmative vote of the holders of a plurality of the shares of our common stock present or represented by proxy at the annual meeting to elect directors. Abstentions and votes withheld for directors will have the same effect as votes against.

The Board of Directors recommends that you vote FOR Messrs. Calabrese, Flenner, Grossi, Krantz, Osborne and Smith.

Proposal Two
Ratification of Grant Thornton as Independent Public Auditors

We appointed Grant Thornton LLP to serve as our independent auditors in August 2002. Representatives of Grant Thornton have direct access to members of our audit committee and regularly attend its meetings. Representatives of Grant Thornton will attend the annual meeting to answer appropriate questions and make a statement if they desire. In 2003, our audit committee reviewed all services provided by Grant Thornton to ensure that they were within the scope previously approved by the audit committee.

Although our bylaws do not require the selection of independent auditors to be submitted to stockholders for approval, this selection is being presented to you for ratification or rejection at the annual meeting. We need the affirmative vote of the majority of shares present or represented by proxy and entitled to vote at the meeting in order to ratify Grant Thornton as our independent auditors for the fiscal year ending December 31, 2004. If the resolution is rejected, or if Grant Thornton declines to act or becomes incapable of action, or if the Board decides in its discretion to discontinue the employment of Grant Thornton, the Board will appoint other independent auditors whose continued employment after the next annual meeting of stockholders will be subject to ratification by you.

The audit committee and the Board of Directors recommend a vote FOR the ratification of Grant Thornton as our independent auditors for the fiscal year ending December 31, 2004.

BOARD OF DIRECTORS

Certain information about the nominees to be elected by our stockholders is set forth below.

Name	Age	Position	Director Since
Richard M. Osborne	58	Chairman, Chief Executive Officer and Director	1998

Thomas J. Smith	60	President, Chief Operating Officer and Director	1998

Marc C. Krantz	43	Secretary and Director	1998

Steven A. Calabrese	42	Director	1998

Mark D. Grossi	50	Director	1998

Richard T. Flenner	61	Director Nominee	—

Richard M. Osborne has been Chairman of the Board, Chief Executive Officer and a director of Liberty since September 1998. Mr. Osborne is President and Chief Executive Officer of OsAir, Inc., a company he founded in 1963, which operates as a property developer and manufacturer of industrial gases for pipeline delivery. Mr. Osborne is the sole manager of Turkey Vulture Fund XIII, Ltd., which began operating in January 1995 to acquire, hold, sell or otherwise invest in all types of securities and other investments. He is also a director of Energy West Incorporated, a publicly-held public utility company.

Thomas J. Smith has been President, Chief Operating Officer and a director of Liberty since September 1998. From April 1, 1996 to December 29, 1999, Mr. Smith served as the Executive Operating Manager of Liberty Self-Stor, Ltd. Mr. Smith has been President of Retirement Management Company since 1992. He is also a director of Energy West Incorporated, a publicly-held public utility company.

Marc C. Krantz has been Secretary and a director of Liberty since September 1998. Mr. Krantz is the managing partner of the law firm of Kohrman Jackson & Krantz P.L.L. and has been with the firm since 1992.

Steven A. Calabrese has been a director of Liberty since September 1998. Mr. Calabrese serves as managing partner of Calabrese, Racek and Markos, Inc., CRM Construction, Inc. and CRM Environmental Services, Inc., firms that specialize in evaluation, management, construction and environmental assessment services for commercial and industrial real estate.

Richard T. Flenner was President, Chief Executive Officer and a director of Great Lakes Bank and its holding company, GLB Bancorp, Inc. from July 1994 to October 2003 at which time the bank was purchased by Sky Financial Group, Inc. Mr. Flenner was active in the banking business for over 40 years. Presently, Mr. Flenner is a consultant at Osborne, Inc., a concrete company controlled by Richard M. Osborne’s father.

Mark D. Grossi has been a director of Liberty since September 1998. Mr. Grossi is currently Executive Vice President and a director of Charter One Financial, Inc., a publicly-traded bank holding company, and Executive Vice President and Chief Retail Banking Officer of its subsidiary, Charter One Bank. Mr. Grossi also serves as a director of JB Oxford Holdings, Inc., a publicly-held brokerage company. Prior to 1993, Mr. Grossi held various senior executive positions with Charter One Bank and its predecessor.

Director Compensation

In 2003, Mr. Calabrese and Mr. Grossi waived their customary directors’ fees of $5,000 per year and $250 for each Board meeting. Mr. Krantz, Mr. Osborne and Mr. Smith receive no compensation as directors.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who own more than 10% of our common stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock. Officers, directors and greater than 10% stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

Based solely on its review of copies of reports furnished to Liberty or written representations that no reports were required, we believe that all Section 16(a) filing requirements were met in 2003.

Attendance of the Board of Directors at Meetings

In 2003, the Board of Directors met once and acted by written consent once. During 2003, all members of the Board of Directors participated in all Board meetings.

Directors are also strongly encouraged to attend the annual meeting of stockholders, either in person or by teleconference. All directors attended last year’s annual meeting either in person or by teleconference.

Committees of the Board of Directors

Compensation Committee

The compensation committee is currently comprised of Mr. Calabrese and Mr. Grossi. The compensation committee establishes the compensation of our executive officers and administers Liberty’s 1999 Stock Option and Award Plan. The compensation committee did not meet in 2003.

Audit Committee

A description of the audit committee is contained in the following audit committee report.

AUDIT COMMITTEE REPORT

Our audit committee, which is comprised of Mr. Calabrese and Mr. Grossi, operates under a written charter setting forth the committee’s responsibilities and authority. This charter, attached as Annex A, was amended and restated by Liberty on March 1, 2004 to fully comply with new SEC rules adopted pursuant to the Sarbanes-Oxley Act of 2002. The charter is reviewed and assessed annually by the audit committee. The audit committee also serves as the qualified legal compliance committee in accordance with Section 307 of the Sarbanes-Oxley Act of 2002.

Each member of the audit committee satisfies the regulations of the National Association of Securities Dealers (“NASD”) governing audit committee composition, including the requirement that all audit committee members be “independent” as defined in applicable NASD regulations. Mr. Grossi serves as the audit committee financial expert, as defined by the SEC. The audit committee met three times in 2003. Mr. Calabrese attended two meetings and Mr. Grossi attended one meeting.

Our audit committee assists the Board in fulfilling its responsibility of overseeing the quality and integrity of our accounting, auditing and financial reporting practices. The audit committee is directly responsible for the engagement of Liberty’s independent auditor and reviews and approves all services performed for us by the independent auditor. The audit committee also reviews the independent auditor’s internal quality control procedures, reviews all relationships between the independent auditor and Liberty in order to assess the auditor’s independence, and monitors compliance with our policy regarding non-audit services, if any, rendered by the independent auditor. In addition, the audit committee ensures the regular rotation of the lead audit partner.

In connection with our December 31, 2003, audited financial statements, the audit committee reviewed and discussed the financial statements with management. The audit committee also discussed with our independent auditors, Grant Thornton LLP the matters required by Statement on Auditing Standards No. 61, “Communication with Audit Committees.”

In discharging its oversight responsibility as to the audit process, the audit committee obtained from our independent auditors a formal written statement describing all relationships between the independent auditor and us that might bear on the auditors’ independence consistent with Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees,” and discussed with the auditors any relationships that may impact their objectivity and independence. In considering the auditors’ independence, the audit committee also considered whether the non-audit services performed by the auditors on our behalf were compatible with maintaining the independence of the auditors.

Based on the audit committee’s review and discussions with management and our independent auditors, the audit committee recommended to the Board that our audited financial statements be included in our Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the SEC.

Audit Committee Steven A. Calabrese Mark D. Grossi

Principal Accounting Firm Fees

     The following table sets forth the aggregate fees billed to us by our principal accounting firm, Grant Thornton LLP for the fiscal years ended December 31, 2003 and 2002:

Category	2002	2003
Audit Fees	$46,331	$50,500
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

Audit Fees. These are fees for professional services rendered by Grant Thornton for the audit of our annual consolidated financial statements, the review of financial statements included in our quarterly reports on Form 10-QSB, and services that are typically rendered in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. These are fees for assurance and related services rendered by Grant Thornton that are reasonably related to the performance of the audit or the review of our financial statements that are not included as audit fees. These services include employee benefit plan audits, general assistance with implementation of the requirement of SEC rules promulgated pursuant to the Sarbanes-Oxley Act of 2002, and consulting on financial accounting and reporting. There were no such fees for the fiscal years ended December 31, 2003 and 2002.

Tax Fees. These are fees for professional services rendered by Grant Thornton with respect to tax compliance, tax advice and tax planning. These services include the review of tax returns, and consulting on tax planning matters. There were no such fees for the fiscal years ended December 31, 2003 and 2002.

All Other Fees. There were no fees billed by Grant Thornton for other services not described above for the fiscal years ended December 31, 2003 and 2002.

Representatives of Grant Thornton will attend the annual meeting to answer appropriate questions and make statements if they desire.

Audit Committee Pre-Approval Policies and Procedures

Before the independent auditors are engaged by Liberty to render audit or permissible non-audit services, the audit committee approves the engagement. The audit committee also reviews the scope of any audit and other assignments given to our auditors to assess whether such assignments would affect their independence.

Director Nominating Process

The Board of Directors does not have a nominating committee. Instead, the Board believes it is in the best interests of the company to rely on the insight and expertise of all directors in the nominating process.

The Chairman of the Board generally recommends qualified candidates for director to the full Board and nominees are approved by a majority of our Board members. Nominees are not required to possess specific skills or qualifications, however, nominees are recommended and approved based on various criteria including relevant skills and experience, personal integrity and ability and willingness to devote their time and efforts to Liberty. Qualified nominees are considered without regard to age, race, color, sex, religion, disability or national origin. We do not use a third party to locate or evaluate potential candidates for director.

The Board of Directors considers nominees recommended by stockholders according to the same criteria. A stockholder desiring to nominate a director for election at our 2005 annual meeting of stockholders must deliver a notice, in accordance with the requirements of our bylaws, to our Secretary at our principal executive office no earlier than January 30, 2005, and no later than March 1, 2005. Such notice must include as to each person whom the stockholder proposes to nominate for election or re-election as director

•	the name, age, business address and residence address of the person,

•	the principal occupation or employment of the person,

•	the written consent of the person to being named in the proxy as a nominee and to serving as a director,

•	the class and number of our share of stock beneficially owned by the person, and

•	any other information relating to the person that is required to be disclosed in solicitations for proxies for election of director pursuant to Rule 14a under the Exchange Act;

and as to the stockholder giving the notice

•	the name and record address of the stockholder, and

•	the class and number of our shares beneficially owned by the stockholder.

We may require any proposed nominee to furnish additional information reasonably required by us to determine the eligibility of the proposed nominee to serve as our director.

Code of Ethics

On March 1, 2004, our Board of Directors adopted a code of conduct and ethics that applies to all officers, directors and employees of Liberty, including our principal executive officer, principal financial officer, principal accounting officer, and any person performing similar functions. The code is attached as Annex B.

EXECUTIVE OFFICERS

Set forth below are the names, ages, positions and certain other information concerning our current executive officers:

Name	Age	Position
Richard M. Osborne (1)	58	Chairman of the Board, Chief Executive Officer and Director

Thomas J. Smith (1)	60	President, Chief Operating Officer and Director

C. Jean Mihitsch	56	Chief Financial Officer and Assistant Secretary

Jeffery J. Heidnik	42	Vice President of Operations

(1)	Biographical information for Messrs. Osborne and Smith can be found under “Board of Directors.”

C. Jean Mihitsch has been Chief Financial Officer and Assistant Secretary of Liberty since January 2004. Prior to joining Liberty, from 1998 to 2003, Ms. Mihitsch held the position of Chief Financial Officer at GLB Bancorp, Inc., a publicly-traded bank holding company. Ms. Mihitsch joined Great Lakes Bank, GLB Bancorp’s subsidiary, in 1995 as Controller and has over 20 years of financial experience.

Jeffrey J. Heidnik has been Vice President of Operations of Liberty since December 1999. Mr. Heidnik has worked for Mr. Osborne since 1980. In 1986, he began building and managing self-storage projects for Mr. Osborne and gradually assumed total responsibility for managing the operations of the storage sites.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Summary Compensation Table

The following table summarizes the compensation paid by us to our President and Chief Operating Officer. No other officer earns more than $100,000 annually.

	Annual Compensation		Long-Term Compensation Awards
Name and	Fiscal		Securities Underlying
Principal Position	Year	Salary	Options
Thomas J. Smith	2003	$125,000	—
President and Chief	2002	125,000	—
Operating Officer	2001	125,000	—

Option Grants in 2003

No options were granted during the fiscal year ended December 31, 2003.

Option Values at Year-End 2003

The following table summarizes information with respect to the number of unexercised options held by our executive officers as of December 31, 2003. No executive officer exercised any options in 2003.

Number of Shares Underlying
	Unexercised Options at		Value of In-The-Money Options
Name	December 31, 2003		at December 31, 2003(1)
	Exercisable	Unexercisable	Exercisable	Unexercisable
Thomas J. Smith	100,000	-0-	$9,000	-0-

(1)	Valued at $0.65 per share, the closing price per share of our common stock on December 31, 2003.

Employment Agreements

We are a party to a two year employment agreement with Mr. Smith, which commenced on December 28, 1999, and contains automatic one-year renewal periods. Mr. Smith receives an annual salary of $125,000, bonuses at the discretion of our Board of Directors, and the use of a company car.

PRINCIPAL STOCKHOLDERS

     The following table sets forth the amount and nature of the beneficial ownership of our common stock as of April 19, 2004 by:

•	each person known by us to own more than 5% of the outstanding shares based upon filings made with the SEC,

•	each director,

•	each executive officer, and

•	all our directors and executive officers as a group.

	Beneficial Ownership (1)
				Convertible
Name and Address (2)	Shares		Options (3)	Securities		Total	Percent
Richard M. Osborne	297,344	(4)	—	7,057,820	(5)	7,355,164	72.5%

Retirement Management Company
8500 Station Street, Suite 113
Mentor, Ohio 44060	—		—	1,869,292	(6)	1,869,292	37.7%

Turkey Vulture Fund XIII, Ltd.
8500 Station Street, Suite 113
Mentor, Ohio 44060	297,344	(4)	—	—		297,344	9.6%

Steven A. Calabrese	290,265		—	—		290,265	9.4%

Thomas J. Smith	—		100,000	49,753	(7)	149,753	4.6%

Mark D. Grossi	51,050		—	—		51,050	1.7%

Jeffrey J. Heidnik	783		25,000	—		25,648	*

Marc C. Krantz	5,000		—	—		5,000	*

Richard T. Flenner	—		—	—		—	—

C. Jean Mihitsch	—		—	—		—	—

All directors and officers as a
group (8 individuals)	644,442		150,000	7,107,573		7,906,882	76.5%

* less than 1%

(1)	Unless otherwise indicated, we believe that all persons named in the table have sole investment and voting power over the shares of common stock owned.

(2)	Unless otherwise indicated, the address of each of the beneficial owners identified is c/o Liberty Self-Stor, Inc., 8500 Station Street, Suite 100, Mentor, Ohio 44060.

(3)	Includes options to purchase shares that are presently or will become exercisable in 60 days.

(4)	Richard M. Osborne is the sole manager of Turkey Vulture Fund XIII, Ltd., an Ohio limited liability company, and may be deemed to be the beneficial owner of all 297,344 shares owned by the Fund.

(5)	Includes 5,188,528 Class A limited partnership interests of LSS I Limited Partnership, a Delaware limited partnership, owned by Richard M. Osborne that are presently convertible into shares of our common stock on a one-for-one basis, and 1,869,292 Class A limited partnership interests of LSS I Limited Partnership owned by Retirement Management Company, of which Mr. Osborne is the sole stockholder, that are presently convertible into shares of our common stock on a one-for-one basis.

(6)	Richard M. Osborne is the sole stockholder of Retirement Management Company and may be deemed to be the beneficial owner of all Retirement Management Company’s 1,869,292 Class A limited partnership interests of LSS I Limited Partnership that are presently convertible into shares of our common stock on a one-for-one basis.

(7)	Includes 49,753 Class A limited partnership interests of LSS I Limited Partnership owned by Thomas J. Smith that are presently convertible into shares of our common stock on a one-for-one basis.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Mr. Osborne, through Turkey Vulture Fund XIII, Ltd., owns 297,344 shares, or 9.6%, of Liberty’s outstanding shares. Mr. Osborne is the sole manager of Turkey Vulture Fund XIII, Ltd. Mr. Osborne and Retirement Management Company, of which he is the sole stockholder, owned 99.3% of the self-storage company acquired by Liberty in December 1999, and Mr. Smith owned the remaining 0.7%. Mr. Osborne, Mr. Smith and Retirement Management Company received 7,107,573 Class A limited partnership interests in Liberty’s operating partnership in exchange for their membership interests in the self-storage company. Mr. Osborne, with Retirement Management Company, received 99.3% of the Class A limited partnership interests, or 7,057,820 limited partnership interests. Mr. Osborne, Mr. Smith and Retirement Management Company own 70.1% of the operating partnership, with Liberty owning the remaining 29.9%. The Class A limited partnership interests are redeemable for cash equal to the number of limited partnership interests multiplied by the market price of Liberty’s stock or, at the election of Liberty, convertible into common stock on a one-for-one basis. Including the 297,344 shares of common stock currently held by Turkey Vulture Fund, Mr. Osborne would own 7,355,164 shares of the common stock upon conversion, or 72.5% of the common stock outstanding. No such conversion into common stock will be permitted if Liberty determines that such conversion would be likely to disqualify Liberty as a REIT.

In connection with the proxy solicitation by Meridian ‘83 Shareholders’ Committee for Growth, Turkey Vulture Fund, incurred expenses of $102,613. Liberty’s board subsequently authorized the expense reimbursement because of the benefit to Liberty of the proxy solicitation. The reimbursement was conditioned upon the authorization by the shareholders of the conversion to a perpetual-life REIT through an amendment to the Declaration of Trust. Mr. Osborne, on behalf of the Fund, has informed Liberty’s management that he is not requiring payment at this time.

Mr. Osborne is the sole manager of Liberty Self-Stor II, Ltd., an Ohio limited liability company, which is the owner of a truck rental business, which makes trucks available for short-term rental to the general public, including tenants of the self-storage facilities, and provides for the retail sale of locks, boxes, packing materials, propane gas and related merchandise at the self-storage facilities. Liberty has entered into a cost sharing agreement with Liberty Self-Stor II, Ltd. with respect to the sharing of employees and space at the offices of the self-storage facilities for the benefit of both companies. At December 31, 2003 and 2002, Liberty owed Liberty Self-Stor II, Ltd. $264,992 and $178,664, respectively, for these transactions, as well as for cash advances between the companies.

Additionally, Liberty has $10,276, net included in related party payables. The balances originated in 2000 and 2001 as amounts owed to various companies of Mr. Osborne. He has not requested payment of these amounts at this time.

On December 28, 1999, the shareholders approved Liberty’s lease of its executive offices from OsAir, Inc., a company owned by Mr. Osborne. The rent for the initial term is $4,000 per month. The lease has a five-year term which expires in December 2004, with a five-year renewal option at $5,000 per month.

OsAir, Inc., a company owned by Mr. Osborne as described in the previous paragraph, employs a maintenance person from Liberty. At December 31, 2003 and 2002, OsAir owed Liberty $32,729 and $16,500, respectively, for these payroll and related benefits.

At December 31, 2003, Liberty is due $50,019 from various entities affiliated with Mr. Osborne for administrative and accounting services rendered by Liberty on behalf of those other entities.

Liberty has an unsecured note payable to Mr. Osborne in the amount of $1,300,000 at December 31, 2003 and 2002. The note bears interest at 4.00% and requires monthly interest payments of $4,333 with the principal due in full on October 30, 2005. Liberty had an unsecured demand note payable to Mr. Osborne in the amount of $500,000 at December 31, 2002. The note was retired in February 2003 with the proceeds from a new long-term borrowing.

Interest expense on related party notes payable was $54,338 and $70,422 in 2003 and 2002.

At December 31, 2002, Liberty had cash of $139,928 at Great Lakes Bank, a financial institution which at the time was partially owned and could have been deemed to have been controlled by Mr. Osborne. In late 2003, Great Lakes Bank was merged out of existence. Pursuant to a requirement of a commercial loan associated with Liberty’s Avon self-storage facility, Liberty also maintained a minimum account balance at Great Lakes Bank.

Marc C. Krantz, a director and secretary of Liberty, is the managing partner of the law firm of Kohrman Jackson & Krantz P.L.L., which provides legal services to us.

Unless required by law or our Articles of Incorporation or bylaws, future related party transactions will be approved solely by our Board of Directors and only if the transactions are:

•	on terms at least as favorable as those that we could obtain from unrelated parties,

•	for bona fide business purposes, and

•	approved by a majority of disinterested and non-employee directors.

STOCKHOLDER PROPOSALS AND COMMUNICATIONS

A stockholder intending to present a proposal to be included in our proxy statement for our 2004 annual meeting of stockholders must deliver a proposal, in accordance with the requirements of our Bylaws and Rule 14a-8 under the Exchange Act, to our Secretary at our principal executive office no later than December 31, 2004. Such notice must set forth as to each matter the stockholder proposes to bring before the meeting:

•	a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting,

•	the name and record address of the stockholder proposing such business,

•	the class and number of shares of our common stock that are beneficially owned by the stockholder, and

•	any material interest of the stockholder in such business.

Liberty’s Board of Directors also provides a process for our stockholders to send communications to the Board. Stockholders may mail any communications to our Chief Financial Officer at 8500 Station Street, Suite 100, Mentor, Ohio 44060. The CFO will review all communications and forward to the Board of Directors all communications other than solicitations for products or services or trivial or obscene items. Mail addressed to a particular director or committee of the Board will be forwarded to that director or committee. All other communications will be forwarded to the Chairman for the review of the entire Board.

OTHER MATTERS

Our Board of Directors is not aware of any other matters to be submitted to the annual meeting. If any other matters properly come before the annual meeting, it is the intention of the persons named in the accompanying proxy to vote the shares they represent as the Board of Directors may recommend.

You are urged to sign and return your proxy card promptly to make certain your shares will be voted at the annual meeting. For your convenience, a return envelope is enclosed requiring no additional postage if mailed in the United States.

By Order of the Board of Directors,

Marc C. Krantz
Secretary

April 30, 2004

ANNEX A

AUDIT COMMITTEE CHARTER OF
LIBERTY SELF-STOR, INC.
(“The Company” or Liberty Self-Stor, Inc.)

Introduction

This charter, approved by the Liberty Self-Stor, Inc. Board of Directors, governs the operations of the Liberty Self-Stor, Inc. Audit Committee (“the Committee”). The Committee shall review and reassess the charter at least annually and obtain the approval of the Board of Directors for any recommended substantive revisions.

Organization and Membership

The Committee shall be members of and appointed by the Board of Directors and shall be comprised of at least two directors each of whom are independent of management and the Company. Members of the Committee shall be considered independent as long as they do not accept any consulting, advisory or other compensatory fee from the Company (other than normal director’s fees), are not an affiliated person of the Company or its subsidiaries and satisfy the independence requirements of applicable rules of the Securities and Exchange Commission (“SEC”), including rule 10A-3 of the Securities Exchange Act of 1934, as amended, and regulations of the National Association of Securities Dealers. All Committee members shall be financially literate and at least one member shall be an “audit committee financial expert” as defined by SEC regulations.

The Chairman of the Committee shall be appointed from the Committee membership by the Board of Directors.

Purpose

The Committee shall provide assistance to the Board of Directors in fulfilling its oversight responsibility to the stockholders, potential stockholders, the investment community, regulators, vendors, customers and others relating to the:

•	Integrity of the Company’s financial statements;

•	Financial reporting process;

•	Systems of internal accounting and financial control;

•	Performance of the Company’s internal audit function and independent auditors;

•	Independent auditor’s qualifications and independence;

•	Company’s compliance with codes of conduct and ethics; and

•	Company’s compliance with legal and regulatory requirements.

In so doing, it is the goal of the Committee to maintain free and open communication between the Committee, independent auditors, internal auditors, the Board of Directors and management of the Company.

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and is granted the authority to engage independent counsel and other outside advisers as it determines necessary to carry out its duties.

Policy

The primary responsibility of the Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors and to report the results of the Committee’s activities to the Board. While the Committee has the responsibilities and powers set forth in this charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and are in accordance with generally accepted accounting principles. Management is responsible for the preparation, presentation and integrity of the Company’s financial statements and for the appropriateness of the accounting principles and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company’s financial statements and for reviewing the Company’s unaudited interim financial statements.

The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible in order to best react to changing conditions and circumstances.

Duties and Responsibilities

The following shall be the principal duties and responsibilities of the Committee. These are set forth as a guide, with the understanding that the Committee may supplement them as appropriate.

Independent Auditor

The Committee shall be directly responsible for the appointment and termination, compensation and oversight of the work of the independent auditors, including resolution of disagreements, if any, between management and the auditor regarding financial reporting. The Committee shall pre-approve all audits and non-audit services provided by the independent auditors and shall not engage the independent auditors to perform the specific non-audit services proscribed by law or regulation.

At least annually, the Committee shall obtain and review a report by the independent auditors describing:

•	The firm’s internal quality control procedures;

•	Any material issues raised by the most recent internal quality control review, or peer review of the firm or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm and any steps taken to deal with any such issues; and

•	All relationships between the independent auditor and the Company (to assess the auditor’s independence).

In addition, the Committee shall set clear hiring policies for employees or former employees of the independent auditors that meet the SEC regulations.

The Committee shall discuss with the internal auditors and the independent auditors the overall scope and plans for their respective audits, including the adequacy of staffing and compensation. Also, the Committee shall discuss with management, the internal auditors and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company’s policies and procedures to assess, monitor and manage business risk and legal and ethical compliance programs (e.g., Company’s Code of Conduct and Ethics).

The Committee shall periodically meet with management, the internal auditors and the independent auditors to discuss issues and concerns warranting Committee attention. The Committee shall review with the independent auditor any audit problems or difficulties and management’s response.

The Committee shall review all reports from the independent auditor on the critical policies and practices of the Company and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management.

The Committee shall review management’s assertion on its assessment of the effectiveness of internal controls as of the end of the most recent fiscal year and the independent auditors’ report on management’s assertion.

Public Communication

The Committee shall review and discuss earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies.

The Committee shall review with management and the independent auditors the financial statements and disclosures under Management’s Discussion and Analysis of Financial Condition and Results of Operations to be included in the Company’s Annual Report on Form 10-KSB. The Committee shall discuss with management and the independent auditors their judgment about the quality, not just the acceptability, of accounting principles; the reasonableness of significant judgments; and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

The Committee shall review the interim financial statements and disclosures, under Management’s Discussion and Analysis of Financial Condition and Results of Operations, with management and the independent auditors prior the filing of the Company’s Quarterly Report on Form 10-QSB. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. With the prior agreement of the Committee, the Chairman of the Committee may represent the entire Committee for the purposes of this review; but, as a general policy, the Committee shall meet as a whole to review the Company’s interim financial statements. The Committee shall document the results of such meetings in formal minutes.

In accordance with Section 307 of the Sarbanes-Oxley Act of 2002, attorneys are required to report evidence of material violations of securities laws or similar violations. In lieu of forming a separate Qualified Legal Compliance Committee (“QLCC”) within the meaning of 17 CFR 205 (the final rules establishing standards for attorneys who appear and practice before the SEC on behalf of public companies, the Committee shall serve as the QLCC in accordance with the QLCC charter attached hereto.

Risk Management

The Committee shall review and discuss with Company management the form and adequacy of the Company’s risk management program and related business insurance policies and self-insurance programs.

Code of Ethics

On an annual basis, the Committee shall review, with Company management, the Company’s Code of Conduct and Ethics; discuss with management any compliance problems reported during the past year; and discuss revisions to the Code as necessary to promote future compliance with laws and regulations and reduce business risk.

The Committee shall also prepare a report on its activities to be included in the Company’s annual proxy statement, as required by the SEC.

The Committee shall perform a self-evaluation of its own performance at least annually to determine whether it is functioning effectively.

Other Matters

From time to time, the Board of Directors may request the Committee to evaluate accounting procedures and investigate business or legal risks related to a potential investment, acquisition or merger. The Committee will conduct such evaluations as special projects using the business knowledge of its own members, Company staff or outside independent consultants and attorneys.

Adoption

This Audit Committee charter has been reviewed and approved by the Board of Directors on March 1, 2004. This charter supersedes and replaces Liberty’s Audit Committee Charter adopted by the Board on March 27, 2001.

Amendments and Waivers to the Charter

The Committee shall review and reassess this charter at least annually and obtain the approval of the Board for any proposed changes to this charter. The Board reserves the right to accept the Committee’s recommendation and reserves the right to alter, amend, modify, revoke, suspend, terminate or waive any or all of this charter at any time, in its discretion.

Limitation on use of the Charter

This charter is intended to be a description of certain policies that Liberty has adopted as of this time, and is to be used solely as a source of information about the Committee as presently in effect. Nothing in this charter shall be deemed to or otherwise create for an employee or any other third party an enforceable right against Liberty, the members of the Committee, its directors, officers or any other employee or third party. Except by Liberty at the direction of our board of directors or executive officers, this charter may not be used as evidence or referred to in any other way in any action, claim, suit or other proceeding.

ANNEX B

LIBERTY SELF-STOR, INC.
Code of Conduct and Ethics

Introduction

Liberty Self-Stor, Inc. is committed to the principles of honest and ethical conduct in all aspects of our business. This Code of Conduct and Ethics is intended to be a codification of the business and ethical principles which Liberty maintains.

This code covers a wide range of business practices and procedures. It does not cover every issue that may arise, but it sets out basic principles and key policies and procedures to guide all employees, officers and directors of Liberty. Employees, officers and directors must conduct themselves accordingly and seek to avoid even the appearance of improper behavior. In appropriate circumstances, this code should also be provided to and followed by Liberty’s agents and representatives, including consultants.

If you are in a situation that you believe may violate or lead to a violation of this code, you should follow the guidelines described in “Adherence to the Code,” below. Ultimately, the determination of whether or not there has been a violation will be in the discretion of our designated ethics officer, who may consult with our president and our legal counsel.

For simplicity, Liberty as used throughout this code refers to Liberty and our subsidiaries.

Responsibilities of Employees, Officers and Directors

Compliance with laws, rules and regulations

All employees, officers and directors must strictly comply with all laws and regulations that apply to our business, including state and local laws in the areas in which we operate. Any questions as to the applicability of any law, rule or regulation should be directed to our counsel.

If a law conflicts with a policy in this code, employees, officers and directors must comply with the law. If a local custom or policy conflicts with a policy in this code, employees, officers and directors must comply with the code. If you have any questions about these conflicts, you should ask your supervisor how to handle the situation.

This code is intended to supplement and not override any similar provisions in agreements with employees, officers and directors.

Insider trading

We have an insider trading policy and all employees, officers and directors must abide by its terms. This policy, among other things, provides that Liberty’s employees, officers and directors may not buy or sell shares of Liberty when they are in possession of material, non-public information. Employees, officers and directors also are prohibited from passing on such information to others who might make an investment decision based on it.

Employees, officers and directors also may not trade in stocks of other companies about which they learn material, non-public information through the course of their employment or service. Any questions as to whether information is material or has been adequately disclosed should be directed to our counsel.

Conflicts of interests

A conflict of interest occurs when the private interest of an employee, officer or director interferes, or appears to interfere, in any way with the interests of the company. Conflicts of interest can occur when an employee, officer or director takes action or has interests that could reasonably be expected to make it difficult to make objective decisions on behalf of Liberty or to perform his or her duties effectively. Conflicts of interest also arise when an employee, or a member of his or her family, receives improper personal benefits as a result of his or her position with the company. An employee, officer or director will not be deemed to have a conflict of interest solely on the basis of his or her service on the board of directors of a company that is under common ownership, or has a business relationship with, Liberty.

Conflicts of interests are prohibited as a matter of corporate policy. If you become aware of a conflict or potential conflict, or have a question about whether a conflict exists, you should promptly bring it to the attention of your supervisor or our ethics officer.

Corporate opportunities

Employees, officers and directors are prohibited from taking for themselves personally any opportunities that arise through the use of corporate property, information or position and from using corporate property, information or position for personal gain. Employees, officers and directors are further prohibited from competing with Liberty directly or indirectly. Employees, officers and directors owe a duty to Liberty to advance the company’s interests when the opportunity to do so arises.

Confidentiality

Our insider trading policy also governs the maintenance of confidential information, Employees, officers and directors may learn information about Liberty that is not known to the general public or to competitors. Confidential information includes all non-public information that might be of use to competitors, or harmful to Liberty or our customers if disclosed.

Employees, officers and directors must maintain the confidentiality of information entrusted to them by Liberty or our associates, except when disclosure is authorized or legally mandated. This obligation to protect confidential information does not end when an employee, officer or director leaves the company. Any questions about whether information is confidential should be directed to our counsel.

Fair dealing

Each employee, officer and director must endeavor to deal fairly with Liberty’s stockholders, competitors, suppliers and employees. No employee, officer or director may take unfair advantage of anyone through manipulation, concealment, abuse of privileged information, misrepresentation of material facts, or any other unfair practice.

Protection and proper use of corporate assets

Theft, carelessness and waste have a direct impact on our profitability. Employees, officers and directors have a duty to protect corporate assets and ensure their efficient use. Company assets should be used only for legitimate business purposes and employees, officers and directors should take measures to ensure against theft, damage, or misuse.

Company assets include intellectual property such as trademarks, business and marketing plans, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information is a violation of our company policy.

Reports filed with the Securities and Exchange Commission

We are committed to ensuring that all disclosure in reports filed with the SEC is full, fair, timely and understandable. Therefore, honest and accurate recording and reporting of financial information is essential for our senior management to make informed responsible business decisions, to enable Liberty to comply with various laws relating to the maintenance of books and records and financial reporting, to enable our principal executive officer and principal financial officer to make certifications in connection with our periodic filings made with the SEC and to inform our stockholders and the investing public of accurate information about the company.

Employees, officers and directors are strictly prohibited from falsifying the books and records of the company or otherwise knowingly circumventing or failing to implement the internal accounting controls of the company as they now exist or as they may be modified, revised, amended or supplemented.

External auditors

Our external auditors play an integral role in the financial reporting process through annual examination and report on Liberty’s financial statements and review of periodic reports of the company. Open and honest fair dealings with our external auditors is essential. No employee, officer or director may make any false or misleading statement to any external auditors in connection with an audit or examination of our financial statements or the preparation or filing of any document or report. Similarly, no employee, officer or director may engage in any conduct to fraudulently influence, coerce, manipulate or mislead any accountant engaged in the audit or review of any of Liberty’s financial statements.

Record-keeping

All of Liberty’s books, records, accounts, and financial statements must be maintained in reasonable detail, must appropriately reflect the company’s transactions, and must conform both to applicable legal requirements and to our system of internal controls. Unrecorded or “off the books” funds or assets should not be maintained unless permitted by applicable law or regulation.

Business records and communications may not be destroyed unless in accordance with our record retention policies. In accordance with those policies, in the event of litigation or governmental investigation, employees, officers and directors must consult with our counsel before taking any action because it is critical that any impropriety or possible appearance of impropriety be avoided.

Interaction with public officials

When dealing with public officials, employees, officers and directors must avoid any activity that is or appears illegal or unethical. The giving of gifts, including meals, entertainment, transportation, and lodging, to government officials in the various branches of U.S. government, as well as state and local governments, is restricted by law. Employees, officers and directors must obtain pre-approval from our counsel before providing anything of value to a government official or employee. This requirement does not apply to personal lawful political contributions.

In addition, the U.S. Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. Illegal payments to government officials of any country are strictly prohibited.

Discrimination and harassment

We are firmly committed to providing equal opportunity in all aspects of employment and will not tolerate any illegal discrimination or harassment of any kind. All employees, officers and directors should respect the rights and cultural differences of other individuals. It is our policy not to discriminate against any person because of age, race, color, sex, religion, disability, national origin, or other classes protected by applicable federal, state or local law. Harassment of any type will not be tolerated.

Health and safety

The safety and health of our employees is very important to us. Each employee has responsibility for maintaining a safe and healthy workplace by following safety and health rules and practices and reporting accidents, injuries, and unsafe equipment, practices, or conditions.

Violence and threatening behavior are not permitted. Employees should report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol. The use of illegal drugs or alcohol in the workplace will not be tolerated.

Adherence to the Code

No code of conduct and ethics can replace the thoughtful behavior of an ethical person or provide definitive answers to all questions. Since we cannot anticipate every potential situation, certain policies and procedures have been put in place to help employees, officers and directors approach questions or problems as they arise.

Designated ethics officer

We have designated C. Jean Mihitsch, Liberty’s Chief Executive Officer, to also serve as our ethics officer with responsibility for overseeing and monitoring compliance with this code. The ethics officer reports directly to our President and also will make periodic reports to our board of directors regarding the implementation and effectiveness of this code as well as the policies and procedures put in place to ensure compliance with the code.

Reporting violations

Employees, officers and directors are strongly encouraged to seek guidance from supervisors, managers or other appropriate persons when in doubt about the best course of action to take in a particular situation.

If an employee, officer or director knows of or suspects a violation of this code, or of applicable laws and regulations, he or she must report it immediately to our ethics officer or president. If the situation requires it, the reporting person’s identity will be kept anonymous. We do not permit retaliation of any kind for good faith reports of violations or possible violations.

Contact Information

Our president and ethics officer may be reached at 440-974-0844.

Our legal counsel, the law firm of Kohrman Jackson & Krantz P.L.L., may be reached at 216-696-8700. You may ask to speak to any partner of the firm familiar with our matters.

Investigations

We will promptly investigate reported violations. Employees, officers and directors are expected to cooperate fully with any investigation made by the company into reported violations.

Discipline and penalties

Employees, officers and directors who violate this code may be subject to disciplinary action, up to and including discharge. Employees, officers and directors who have knowledge of a violation and fail to move promptly to report or correct it and employees, officers and directors who direct or approve violations may also be subject to disciplinary action, up to and including discharge or removal. Furthermore, violation of some provisions of this code are illegal and may subject you to civil and criminal liability.

The determination of whether or not there has been a violation of this code will be in the discretion of our designated ethics officer, who may consult with our president and our legal counsel. The ethics officer, president, legal counsel, and for purposes of determining waivers as set forth in the next paragraph, our board of directors or a duly appointed committee thereof, are the only parties who may interpret and enforce this code.

Amendments and Waivers to the Code

Liberty reserves the right to alter, amend, modify, revoke, suspend, terminate or waive any or all of the code at any time, in our discretion. Any such alteration, amendment, modification, revocation, suspension, termination or waiver to the code which applies to our principal financial and accounting officers, or persons performing similar functions, may be made only by our board of directors, or a committee of the board of directors, and will be promptly disclosed to our stockholders.

Limitation

This code is intended to be a description of certain policies that Liberty has adopted as of this time, and is to be used solely as a source of information about our code of ethics as presently in effect. Nothing in this code shall be deemed to alter any employment at will or other status of an employee or to otherwise create for an employee or any other third party an enforceable right against Liberty, our directors, officers or any other employee or third party. Except by Liberty at the direction of our board of directors or executive officers, this code may not be used as evidence or referred to in any other way in any action, claim, suit or other proceeding.

Adoption

This code was approved and adopted by the Board of Directors of Liberty on March 1, 2004.

[FRONT]

PROXY	LIBERTY SELF-STOR, INC.	PROXY

ANNUAL MEETING OF STOCKHOLDERS, JUNE 15, 2004
1375 East Ninth Street, 20th Floor, One Cleveland Center, Cleveland, Ohio 44114
9:00 a.m. local time

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas J. Smith and Marc C. Krantz, or either one of them acting singly with full power of substitution, the proxy or proxies of the undersigned to attend the Annual Meeting of the Stockholders of Liberty Self-Stor, Inc. to be held on June 15, 2004, at 1375 East Ninth Street, 20th Floor, Cleveland, Ohio 44114, beginning at 9:00 a.m. local time, and any adjournments, and to vote all shares of stock that the undersigned would be entitled to vote if personally present in the manner indicated below, and on any other matters properly brought before the Meeting or any adjournments thereof, all as set forth in the April 30, 2004 Proxy Statement. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting, Proxy Statement and Annual Report of Liberty Self-Stor, Inc.

     THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE “FOR” ALL NOMINEES AND “FOR” PROPOSAL 2.

1.	Election of Steven A. Calabrese, Richard T. Flenner, Mark D. Grossi, Marc C. Krantz, Richard M. Osborne and Thomas J. Smith as directors.

FOR / / WITHHELD / /
FOR, EXCEPT WITHHELD FROM THE FOLLOWING NOMINEE(S): / /

2.	Ratification of Grant Thornton LLP as Liberty’s independent auditors for the fiscal year ending December 31, 2004.

FOR / / WITHHELD / / ABSTAIN / /

THIS PROXY IS CONTINUED ON THE REVERSE SIDE. PLEASE DATE, SIGN AND RETURN PROMPTLY.

[BACK]
(Signature should be exactly as name or names appear on this proxy. If stock is held jointly each holder should sign. If signature is by attorney, executor, administrator, trustee or guardian, please give full title.)

Dated:__________________, 2004

Signature

Signature if held jointly

I plan to attend the meeting: Yes ☐ No ☐

This proxy will be voted FOR all nominees and FOR Proposal 2 unless otherwise indicated, and in the discretion of the proxies on all other matters properly brought before the meeting.